THE GABELLI
                                    CONVERTIBLE
                                    SECURITIES
                                    FUND, INC.


Third Quarter Report
September 30, 1998

                                 THE GABELLI
                                    CONVERTIBLE
                                    SECURITIES
                                    FUND, INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

Investment Objective:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.

                   This report is printed on recycled paper.

                                                                 [PHOTO OMITTED]

                                                                  THE GABELLI
                                                                     CONVERTIBLE
                                                                     SECURITIES
                                                                     FUND, INC.

To Our Shareholders,

      As hybrids, convertible securities prices are influenced by the performance of underlying equities and the prevailing trend in corporate bond prices. In the third quarter of 1998, stocks and corporate bonds fell as global economic distress and a slowing domestic economy threatened to pinch profits. As a result, convertible securities also declined. Importantly, however, convertibles clearly demonstrated their defensive characteristics--retreating modestly relative to stocks.

Investment Performance

      For the quarter ended September 30, 1998, The Gabelli Convertible Securities Fund, Inc.'s ("Convertible Securities Fund") net asset value declined 4.2% ending the quarter at $10.96 after adjusting for the $0.20 per share dividend paid on September 28, 1998. This compares to a decline of 11.5% for the Lipper Analytical Services, Inc. Convertible Securities Fund Index. For the nine and twelve months ended September 30, 1998, the Fund increased 0.8% and 3.6%, respectively. This compares to declines of 6.1% and 7.2% for the Lipper Convertible Securities Fund Index over these respective periods.

      The three- and five-year average annual returns of the Convertible Securities Fund were 7.8% and 7.7%, respectively. Since inception on July 3, 1989 through September 30, 1998, the Convertible Securities Fund achieved a 131.0% total return which represents an average annual return of 9.5%.

      The Fund's common shares on the New York Stock Exchange ended the quarter at $10.1875, down 5.1% for the quarter, up 11.0% for the past twelve months and up 25.0% from its initial price of $11.25 on March 31, 1995 after adjusting for the reinvestment of dividends totaling $3.445 per share which were paid during this period.

      Our Fund is managed with the goal of achieving a 600-800 basis point spread above long-term treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been known for and we anticipate will continue in the future. Of course, there are no guarantees.

      Over the past few months the Fund's shares have traded at an average discount of approximately 6% to the net asset value. At these price levels, the Fund is an ideal opportunity for investors to add to their positions. Our monthly cash purchase program provides an easy way for registered Shareholders to acquire additional shares at the current market price at no commission. In addition, to underscore that "we eat our own cooking", the Adviser and its affiliates have announced their intention to buy up to one million common shares in the open market (569,264 of which have been acquired to date). The Fund has also instituted a share repurchase program which we discuss later in this report.

INVESTMENT RESULTS (a)(c)

-----------------------------------------------------------------------------------------------
                                                       Quarter
                                   ---------------------------------------------
                                      1st         2nd          3rd         4th        Year
                                      ---         ---          ---         ---        ----
1998: Net Asset Value ..........    $11.87       $11.66       $10.96          __         __
      Total Return .............      5.3%         0.0%       (4.2)%          __         __
-----------------------------------------------------------------------------------------------
1997: Net Asset Value ..........    $11.13       $11.38       $11.81      $11.48     $11.48
      Total Return .............      1.7%         3.5%         5.0%        2.8%      13.5%
-----------------------------------------------------------------------------------------------
1996: Net Asset Value ..........    $11.28       $11.33       $11.23      $11.08     $11.08
      Total Return .............      3.6%         1.6%         0.3%        2.6%       8.4%
-----------------------------------------------------------------------------------------------
1995: Net Asset Value ..........    $11.14       $11.51       $11.64      $11.01     $11.01
      Total Return .............      5.1%         5.2%         3.0%        1.1%      15.0%
-----------------------------------------------------------------------------------------------
1994: Net Asset Value ..........    $11.54       $11.39       $11.60      $10.60     $10.60
      Total Return .............      0.2%        (1.3)%        1.8%        (0.9)%     (0.2)%
-----------------------------------------------------------------------------------------------
1993: Net Asset Value ..........    $12.07       $12.36       $12.75      $11.52     $11.52
      Total Return .............      5.4%         2.4%         3.2%        1.5%      13.1%
-----------------------------------------------------------------------------------------------
1992: Net Asset Value ..........    $11.29       $11.52       $11.90      $11.45     $11.45
      Total Return .............      3.5%         2.0%         3.3%        3.6%      13.0%
-----------------------------------------------------------------------------------------------
1991: Net Asset Value ..........    $11.06       $11.27       $11.57      $10.91     $10.91
      Total Return .............      5.6%         1.9%         2.7%        1.8%      12.5%
-----------------------------------------------------------------------------------------------
1990: Net Asset Value ..........    $10.56       $10.68       $10.56      $10.47     $10.47
      Total Return .............      1.5%         2.1%         (1.1)%      3.8%       6.3%
-----------------------------------------------------------------------------------------------
1989: Net Asset Value ..........        __           __       $10.54      $10.51     $10.51
      Total Return .............        __           __         5.4%(b)     0.8%       6.3%(b)
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Average Annual Returns - September 30, 1998 (a)

1 Year ..........................................................   3.6%
5 Year ..........................................................   7.7%
Life of Fund (b) ................................................   9.5%
--------------------------------------------------------------------------------

(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost. (b) From commencement of operations on July 3, 1989. (c) The Fund converted to closed-end status on March 31, 1995.

                        Dividend History - Common Stock
--------------------------------------------------------------------------------
Payment Date                              Rate Per Share      Reinvestment Price
------------                              --------------      ------------------
September 28, 1998                            $0.200                $10.52
June 26, 1998                                 $0.200                $11.02
March 26, 1998                                $0.200                $11.10
September 26, 1997                            $0.120                $10.44
June 27, 1997                                 $0.120                $ 9.96
March 27, 1997                                $0.120                $ 9.63
December 27, 1996                             $0.375                $ 9.51
September 23, 1996                            $0.120                $ 9.73
June  24, 1996                                $0.120                $10.17
March 25, 1996                                $0.120                $10.41
December 27, 1995                             $0.750                $10.95
September 27, 1995                            $0.200                $11.10
June 27, 1995                                 $0.200                $11.21
December 31, 1994                             $0.900                $10.60
December 31, 1993                             $1.425                $11.52
December 31, 1992                             $0.876                $11.45
December 31, 1991                             $0.865                $10.91
December 31, 1990                             $0.490                $10.47
June 28, 1990                                 $0.100                $10.68
March 29, 1990                                $0.100                $10.55
December 29, 1989                             $0.115                $10.51

--------------------------------------------------------------------------------

What We Do

                                       [GRAPHIC-DEPICTING INVESTMENT STRATEGIES]

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 9 years at The Gabelli Convertible Securities Fund and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

Convertible Securities are "Hybrids"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments.

      Our strategy incorporates the purchase of convertible securities which are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

Our Investment Objectives

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative, disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

Good Things Come To Those Who Wait

      The critical element to our success in the equities and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive work-outs) when appropriate. We bought mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Convertible Securities Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on the lower risk transactions.

      We borrow a quote from Warren Buffett to explain our occasional use of risk arbitrage in the Fund:

      "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

      In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value oriented discipline. At the same time, some of our convertible securities have been called by the issuer and we either received cash or stock. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

COMMENTARY

      Meaningful commentary on the convertible securities market demands a review of the macroeconomic forces impacting stocks and corporate bonds.

Looking Forward Through a Rear View Mirror

      Is the stock market bottoming or has the retreat from equities just begun? Equity valuations pivot on the outlook for earnings and on the multiple accorded those earnings. The earnings picture has been muddied by global economic turmoil. However, we continue to believe that on a longer term secular basis, U.S. corporations should grow earnings at high single digit rates. In light of this favorable long term secular earnings forecast and the positive outlook for inflation and interest rates, we believe at current prices, most stocks are now quite reasonably valued. So, going forward, we believe equity owners will be adequately rewarded.

The Four M's

      In the third quarter of 1998,  consumers and investors focused on the Four
M's:

      Market

      McGwire

      Monica

      Meriwether

M as in Market

      The sharp crack in U.S. equities during the third quarter raises several questions. Will the economy be impacted either through a reduction in consumer spending or a cutback in corporate expenditures? Since the U.S. economy has been the engine of global growth, will a slow-down accentuate a global spiral?

      We are concerned, but we see glimmers of relief from this conundrum through signs that the Japanese are finally addressing the issues in their economic system. Stimulation in Japan should buttress overall economic activity, particularly in Southeast Asia. The same applies to Euroland (the new name for the countries participating in European Monetary Union). Moreover, part of the global economic disequilibrium we have been experiencing stems from the strong dollar. With the dollar weakening against the mark and the yen, some global economic balance should be restored. We believe the average publicly traded security has discounted a modest profits recession in l999.

      There are plenty of things to worry about and in our opinion, most of these worries are already baked into stock prices. We can not be sure that stocks have bottomed. We do believe most U.S. companies are now priced quite reasonably relative to their "real world" economic value and longer term earnings prospects.

McGwire

      Mark McGwire and Sammy Sosa's heroics put baseball back on the front pages. In places other than New York, Boston, Los Angeles and San Francisco, most people were more captivated by the historic home run record chase than what was occurring in the economy and the stock market. Will they continue to focus on the day-to-day elements that impact their lives and their own individual economic expectations? Job security, low inflation, low interest rates (resulting in much lower mortgage payments) and the prospects of reduced taxes should make most people feel relatively good.

Monica

      The histrionics associated with the President's current predicament have also taken center stage. Will the U.S. be in a position to provide moral leadership on such issues as nuclear armaments? (Most of us now understand Kashmir is not a sweater). Will President Clinton be able to energize the new Congress and focus on critical economic issues in a timely fashion? Will Robert Rubin and Alan Greenspan resign if Clinton is not in power?

      We have long maintained the view that a great democracy like ours has many flaws. But, the underpinnings of our system, being rooted in personal freedom and ownership of capital, will survive flaws and sometimes even flourish in the absence of credible leadership.

Meriwether

      We, like virtually everyone in the financial community, were surprised by the extent of leverage that an organization could accomplish and the extent of damage that leverage could have on the financial system. A shutdown in lending, so vital to both domestic and global growth, is occurring. We have a liquidity crisis, but one different than past "credit crunches". When asked how to become a millionaire, Warren Buffett quipped, "Start with $1 billion and buy an airline." We now offer our version, "Start with $1 billion and give it to a hedge fund manager who focuses on emerging market debt with leverage."

      While the first chapter is still being written on the Long Term Capital Management debacle, we will wait for the smoke to clear, the floor boards to be lifted and the foundation inspected before commenting further. However, we believe global cooperation will help curtail the damage.

The Four Legged Market Stool -- Now a Rocking Chair!

      In previous letters to you, we described low inflation, low interest rates, a powerful flow of funds, and strong corporate profit growth as the four legs supporting the stock market stool. Three of these legs remain stable, but the forth is wobbling considerably. Inflation is low and with deflationary forces at work overseas if not yet here, inflation may go even lower. Long government bond yields are already at lows not seen in a generation, and if the Federal Reserve drops short rates again, long rates could recede even farther. Individual investors' increased use of 401(k)'s and IRAs continues to provide a relatively steady flow of funds into stocks, seemingly irrespective of market gyrations. However, corporate profit growth is endangered by weak Asian markets, a slowing domestic economy and the possibility that the American consumer, who now has a substantial portion of his/her savings invested in the stock market, may lose confidence and stop spending.

      The outlook for the domestic economy and corporate profits is further complicated by the spreading international currency crisis. As more light is shed on Japan's inability to crank its economic engine, the focus has shifted from Asian currencies and the Russian ruble to Latin American currencies, in particular the Brazilian real. The real has been under pressure and the government's chosen remedy--much higher interest rates--may send the Brazilian economy into recession. U.S. and international financial authorities appear committed to supporting the real and doing everything in their power to make sure Brazil and our other important Latin American trading partners do not go the way of emerging market economies in Southeast Asia. It is too early to tell whether they will succeed. Serious economic problems for our Latin American trading partners would have a far greater impact on the American economy and corporate profits than did economic disruption in Southeast Asia. We had looked to Asia for future growth--the prospect of millions of new consumers for American goods and services. We depend on Latin America for sustenance--millions of people already buying our products.

Where Do We Go From Here?

      Is the stock market bottoming or has the retreat from equities just begun? We have opinions--not answers. Bear markets generally anticipate either a recession or a serious crack in the financial infrastructure. While the American economy is starting to slow, it is still advancing at a respectable pace. If Latin America remains stable--as aforementioned, a very big and critical IF - and if the American consumer shrugs off the market decline and continues to spend, the economy should continue to expand, albeit at a slower pace than in recent years. High "real interest rates" (the spread between interest rates and inflation) would indicate the Federal Reserve has room to lower rates to provide some stimulus if it sees the economy weakening. But, timing is an issue. This would auger against recession.

      Despite volatility and the sharp decline from this year's highs, the market has retreated in a relatively orderly fashion--essentially doing what it is supposed to do, respond to changing economic circumstances, most notably diminished earnings prospects. We have not seen panic selling. If we were to experience a real jolt to the financial infrastructure such as a major hedge fund collapse sending shock waves through the banking system, this could change.

      If the economy keeps chugging along and financial institutions remain relatively healthy, the market should stabilize. If this is just a correction, one would argue it is long overdue and may be setting the stage for the next leg up in the bull market. Even if the market continues to drift, we could see accelerated merger and acquisition activity buoying returns for value-oriented investors.

Corporate Bonds--Quietly Correcting

      With all the "good news" headlines on U.S. government bonds, many investors may not realize that corporate bonds have been declining. The very same concern that has plagued the stock market--diminished earnings expectations--has spooked corporate bond investors. Slower earnings growth translates into slower dividend growth and perhaps lower credit quality. So, corporate bonds have not benefited from the "flight to quality" out of equities and the downtrend in corporate bond prices has not helped convertible securities.

Barron's Closed-End Fund Section

      The net asset value of the Gabelli Convertible Securities Fund appears in Monday's The Wall Street Journal, in Sunday's The New York Times in the Closed-End Funds section under the heading "Convertible Securities Funds", and in Barron's Mutual Funds/Closed-End Funds section under the heading "Convertible Securities Funds". You may also call 1-(800)-GABELLI (1-800-422-3554) to obtain daily NAVs.

      The following chart appeared in Barron's on October 19, 1998. To review what is presented, the first column lists the fund name and its trading symbol, with the second column indicating the exchange on which it trades. In our case the Convertible Securities Fund trades on the New York Stock Exchange under the symbol "GCV".

      The "NAV" column illustrates what the actual portfolio value is worth per share - total assets minus the liabilities divided by the number of shares outstanding. The market price is simply the price at which the fund is trading on the exchange. Closed-end funds have a limited number of shares outstanding. To buy or sell shares investors use the NYSE to complete their transactions.

      Concerning the market price, closed-end funds can either trade at a premium or a discount to the NAV. The "Prem/Disc" column illustrates the percentage difference the market price varies from the NAV. As of the close on Friday, October 16, 1998, the Convertible Securities Fund's last trade was at a 3.5% discount to NAV. The final column indicates the total return (change in market value plus an adjustment for reinvestment of dividends and distributions) of the fund over the twelve months ending October 16, 1998.

--------------------------------------------------------------------------------------------------------
                                                                                                52 Week
                                           Stock                      Market            Prem     Market
Fund Name (Symbol)                          Exch           NAV         Price           /Disc     Return
--------------------------------------------------------------------------------------------------------
Bancroft Conv (BCV)                            A         25.99        23 1/4           (10.5)      (3.9)
Castle Conv (CVF)                              A         24.59        22 15/16          (6.7)      (3.3)
Ellsworth Conv (ECF)                           A         11.11         9 13/16         (11.7)      (1.3)
Gabelli Convertible Securities (GCV)           N         10.62        10 1/4            (3.5)      12.4
Lincoln Conv (LNV)-ac                          N         14.11        13 9/16           (3.9)     (17.4)
Putnam Conv Opp (PCV)-a                        N         22.42        21 11/16          (3.3)      (7.9)
Putnam Hi Inc Cv (PCF)-a                       N          8.17         9 15/16         +21.6        5.3
TCW Conv Secs (CVT)                            N          8.18         9 1/2           +16.1        9.9
VK Conv Sec (ACS)                              N         20.73        18               (13.2)      (7.5)

Source:  Barron's
--------------------------------------------------------------------------------------------------------

Corporate Governance

      The Gabelli Convertible Securities Fund continues to consider actions that may reduce or eliminate the market discount of its shares. How do we accomplish this? There are several factors that historically have worked to narrow the discounts of closed-end funds. These include stock repurchase programs and distribution policies, both of which we have instituted.

Stock Repurchase Plan - Q & A

Q:  What is a stock repurchase plan?

      A stock repurchase plan allows a company to buy back its own shares in the open market (in our case, the New York Stock Exchange). This reduces the total number of shares outstanding and increases the earnings per share.

Q:  When did the Convertible Securities Fund implement a stock repurchase plan?

      At a special meeting of the Board of Directors on October 27, 1997, the Board authorized the repurchase of up to 250,000 shares of the Convertible Securities Fund's outstanding shares. We were the first company on the New York Stock Exchange to announce a stock repurchase program on this date when the market declined 554.26 points, or 7.2%.

      The Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through September 30, 1998, 171,400 shares were repurchased in the open market.

      Similarly, an affiliated closed-end fund, The Gabelli Equity Trust, was the first company on the New York Stock Exchange to implement a stock buyback program on October 19, 1987, after the market crash. At the time, the Equity Trust was trading at a discount to net asset value and represented an excellent value for the Trust to acquire its own shares. This stock repurchase plan resulted in the purchase of 800,000 shares in the open market from 1987 to 1988.

Q:  What is the benefit of a stock repurchase plan?

      When the Convertible Securities Fund purchases its own shares at a discount to NAV, the Fund realizes a benefit equal to the difference between the net asset value and the purchase price. This benefit is credited to the net assets of the remaining shares, thus boosting the NAV. The larger the discount, the greater the benefit on the NAV.

      The market price is determined by supply and demand factors. If there are more sellers than buyers the price will decline until buyers enter the market to establish a sales price. A stock repurchase program increases demand for the Convertible Securities Fund's shares in the open market. This provides a willing buyer of fund shares which offsets, at least in part, sales of fund shares.

Distribution Policy - Q & A

Q:  What is a distribution policy?

      A fund with a distribution policy is a fund which establishes a fixed payment each year to its shareholders as a percentage of net assets or a specific dollar amount. For example, a fund with a 10% distribution policy will pay out 10% of its average net assets every year, either on an annual, semi-annual or quarterly basis.

Q:  What is the benefit of a distribution policy?

      Investors usually favor funds that offer a constant stream of cash, or a predictable yield. Thus, there is more demand for funds with a distribution policy and historically they trade at a more narrow discount than funds without a distribution policy.

Q: Why did the Convertible Securities Fund institute an 8% annual distribution policy?
    What are the "mechanics?"

      In order to accelerate our effort to drive the current discount to a premium, the Convertible Securities Fund, at a meeting of the Board of Directors on May 13, 1998, instituted an 8% annual distribution policy. This distribution policy is similar in structure to the Gabelli Equity Trust, which has employed a 10% annual distribution policy since August of 1988.

      To illustrate, the Gabelli Equity Trust currently pays out 10% of its average net asset value per share. The Fund's normal policy is to make quarterly distributions of $0.27 per share at the end of each of the first three calendar quarters of each year. The Fund's distribution in December for each calendar year is an adjusting distribution. The amount is equal to the greater of 10% of the average of the net asset value per share of the Fund as of the last day of the four preceding calendar quarters or the minimum distribution requirements of the Internal Revenue Code.

      In the case of the Gabelli Convertible Securities Fund, the Fund will pay out a minimum annual distribution of 8% of the net asset value. The method is to pay $0.20 per share in each of the first three quarters of the year and a distribution in the fourth quarter of a sufficient amount to pay 8% of the average net assets of the Fund or to satisfy the minimum distribution requirements of the Internal Revenue Code. The Fund recently distributed $0.20 per share on September 28, 1998 in line with this 8% annual distribution policy.

Preferred Stock - An Investment For The Future

      On May 16, 1997, the Fund successfully completed its offering of cumulative preferred stock which is rated `AAA' by Standard and Poor's. The Fund issued 1,200,000 Preferred Shares at $25 with an annual dividend rate of $2.00 per share paying quarterly. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GCV Pr" and closed at $26.375 on September 30, 1998. We thought we would answer some questions about preferred stock.

Q:  What is Preferred Stock?

      Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the preferred stock was issued at $25 per share with a fixed dividend rate of $2.00. The Fund is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the holders of common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

Q:  How would Preferred Shares benefit Common Shareholders?

      Through September 30, 1998, the Convertible Securities Fund has earned a 9.5% average annual return. The only obligation that the Fund has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Fund's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. Common Shareholders thus avoid having to pay taxes on that portion of taxable income that previously would have been distributed to them. By deferring these taxable distributions and taxes associated therewith, the net asset value of the common shares are likely to grow at a faster rate.

Q:  Why did the Fund consider Preferred Shares?

      Long-term interest rates were at relatively low levels. The dividend rate that the Fund is required to pay on the Preferred Shares was related to long-term rates. In this environment, we had a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represented an opportunistic time for the Fund to take advantage of these low rates.

Q:  Will Gabelli Funds, Inc. be paid a management fee on the Preferred Capital?

      With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets if the net asset value total return on the Fund does not exceed the stated dividend rate on the Preferred Shares.

Q:  What were the offering costs involved with the Preferred Shares?

      Consistent with our conservative approach, the Fund issued the Preferred Shares in a cost efficient manner at less than $0.18 per share. This modest investment provided the underpinnings for successful returns in the future.

Let's Talk Converts

      The following are specifics on selected holdings of our Fund. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

American Bankers Insurance Group Inc. (ABI) ($3.125 Cv. Pfd., Ser. B), based in Miami, is a leading provider of credit insurance and credit-related insurance products. ABI and Cendant Corp. (CD - $11.625 - NYSE) announced that they have terminated their merger agreement, ending a nearly eleven month saga that began with the announcement that ABI would be purchased by American International Group (AIG - $77.00 - NYSE) for $47 per share. Cendant bid $58 per share on January 27, 1998 and eventually won the right to acquire ABI for $67 per share. Revelations of accounting problems at Cendant placed the deal in jeopardy and ultimately led to the cancellation of the deal. As part of the companies' termination agreement, Cendant paid ABI $400 million (equal to approximately $5.50 per share). Throughout the ordeal, ABI's basic business has remained on track, and it had significant volumes of new business in the pipeline. With the termination of the deal, the company will be able to focus on closing the new business in the pipeline. As such, top line growth is expected to pick up in the near future and get back on track to a more normal 10% to 12% growth rate in 1999. Greater upside potential exists as it is possible that AIG will once again make an offer for ABI.

AirTouch Communications Inc. (6.00% Cv. Pfd., Cl. B; 4.25% Cv. Pfd., Cl. C), based in San Francisco, is the world's largest wireless communications provider. With more than 32 million total venture customers in 13 countries, AirTouch and its partners serve more than ten percent of the world's wireless subscribers. In July, 1.2 million customers were added through international ventures. In the future, AirTouch will offer satellite communications through its interest in the Globalstar satellite system. Earnings in 1997, before acquisitions, almost doubled those in 1996. Cash flow should grow by about 25% in 1998. In April, the company completed the acquisition of MediaOne Group's (formerly US West Media Group) U.S. wireless interests in a deal valued at almost $6 billion.

Citizens Utilities Co. (5.00% Cv. Pfd.) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $8.50 - Nasdaq) and has a significant investment in Centennial Cellular Corp. (CYCL - $32.00 - Nasdaq). In May, management authorized the separation of Citizen's telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Upon separation, the new company's telecommunications business will include Citizen's stake in Electric Lightwave, as well as its interest in Centennial Cellular, D&E Communications, Hungarian Telephone & Cable, cable television and other telecom businesses. The company's public services businesses, consisting of natural gas distribution, electric distribution, water distribution and wastewater treatment facilities in 10 states, will continue to trade as Citizens Utilities. This restructuring will be facilitated by the $215 million in cash the company should receive from its 16% stake in Centennial Cellular Corp. when Centennial's planned sale to Welsh, Carson, Anderson & Stowe VIII, L.P. is concluded.

Kaman Corp. (Sub. Deb. Cv., 6.00%, 03/15/12) was founded in 1945 as a pioneer in the helicopter industry. Aircraft manufacturing remains at the core of the business. Kaman services both commercial and government markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services which tend to be technological leaders in their markets. Kaman is a major national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

MediaOne Group Inc. (4.50% Cv. Pfd., Ser. D), formerly US West Media Group, has finalized its split from the parent company US West. MediaOne Group is involved in domestic and international cable and telephony and international wireless communications. It is the third largest broadband cable company in the U.S. with over 5 million subscribers and 8 million homes passed. Its Directory and Informational business has been transferred to US West. MediaOne's strong financial position should allow the company to be one of the leaders in the upgrading of cable infrastructures. MediaOne has a variety of investment interests including 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc.

Sequa Corp. ($5.00 Cv. Pfd.) is an aerospace, chemical, machinery and automotive product company. Its diversified businesses range from overhauling jet engines to manufacturing specialty chemicals. The Chromalloy division, the company's crown jewel which generates over $800 million in revenues, is a leader in the repair, replacement and overhaul of gas turbine engines. Sequa also has acquired an 8.6% stake in Material Sciences Corp., a provider of specialty coatings for steel and plastics.

Sprint Corp. ($1.50 Cv. Pfd., Ser. 1; $1.50 Cv. Pfd., Ser. 2; 8.25% Cv. Pfd.) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. The company has a promising national personal communications services ("PCS") and wireless joint venture with three major cable operators: Tele-Communications Inc., Comcast and Cox Communications. Sprint faces risks from prospective new entrants in its long distance business which may be offset by the PCS venture and its own pursuit of the $100 billion local telephone market.

WHX Corp. (6.50% Cv. Pfd., Ser A; $3.75 Cv. Pfd., Ser. B) is a holding company for wholly owned subsidiary Wheeling-Pittsburgh Steel, America's ninth largest integrated steel producer. Wheeling-Pittsburgh develops, processes and fabricates steel (hot/cold rolled sheets and coated products) and steel products (roof deck, form deck, culvert, steel framing and related products). In April, WHX completed its acquisition of Handy & Harman, a diversified industrial manufacturing company, for a total consideration of $604 million including assumption of $186 million in debt.

Dividends

      The Fund recently distributed a dividend of $0.20 per share to Common Shareholders on September 28, 1998 in line with the Fund's 8% annual distribution policy. For the twelve months ended September 30, 1998, the Fund distributed a total of $1.20 per share to Common Shareholders. Our Preferred Shareholders were paid a dividend of $0.50 per share on September 28, 1998. For the twelve months ended September 30, 1998, the Preferred Shareholders received a total distribution of $2.00 per share, which is the annual dividend rate on the Preferred Shares.

No Commission Purchases

      When the Convertible Securities Fund converted to closed-end status on March 31, 1995, we offered shareholders the opportunity to sell their shares at no commission for up to two years. On March 31, 1997, this ability to sell your convertible shares at no commission expired. However, we have extended through December 31, 1998 our offer to shareholders to buy shares through our Voluntary Cash Purchase Plan at no commission. This Plan is available every month. Please see the details of this Plan at the end of this report.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      Shareholders will soon be able to receive quarterly reports from Gabelli Funds via e-mail. We anticipate that this service will be available in early 1999. If you are interested in receiving your quarterly report via e-mail, please send an e-mail to mutualfunds@gabelli.com with your name and address and we will provide you with the appropriate forms. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to assist you as well.

In Conclusion

      In the third quarter of 1998, convertible securities lived up to their end of the investment bargain, with our portfolio falling 4.2%, which is only about forty percent as far as the S&P 500 and a much lower percentage relative to broader market indices. We are not pleased at having taken a step back, but gratified that the unique characteristics of convertible securities helped preserve capital during this challenging investment environment. We believe they can enhance shareholder assets when the stock and corporate bond markets stabilize.

                                   Sincerely,

                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli
                                   President and
                                   Chief Investment Officer

October 30, 1998

--------------------------------------------------------------------------------
                          Top Ten Convertible Holdings
                               September 30, 1998

Sprint ($1.50 Cv. Pfd., Ser. 1; $1.50 Cv. Pfd., Ser. 2; 8.25%, Cv. Pfd.)
WHX Corp. (Cv. Pfd. Ser. A, Cv. Pfd. Ser. B)
AirTouch Communications (6.00%, Cv. Pfd., Cl. B; 4.25%, Cv. Pfd., Cl. C) Fieldcrest Cannon Inc. (Sub. Deb. Cv., 6.00%, 03/15/12)
Citizens Utilities (5.00% Cv. Pfd.)
Thomas Nelson Inc. (Sub. Deb. Cv., 5.75%, 11/30/99)
Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)
Sealed Air Corp. ($2.00 Cv. Pfd. Ser. A)
Sequa Corporation ($5.00 Cv. Pfd.)
Cendant Corp. (1.30% Cv. Pfd., 7.50% Cv. Pfd.)
--------------------------------------------------------------------------------

Note: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Convertible Securities Fund, Inc.
Portfolio of Investments -- September 30, 1998 (Unaudited)
================================================================================

  Principal                                                             Market
   Amount                                                                Value
 ---------                                                              -------
               CONVERTIBLE CORPORATE BONDS -- 17.47%
               Automotive: Parts and Accessories -- 0.22%
$   500,000    Exide Corp. Sub. Deb. Cv.
                  2.90%, 12/15/05.................................  $    255,000
                                                                    ------------
               Aviation: Parts and Services -- 0.86%
  1,015,000    Kaman Corp. Sub. Deb. Cv.
                  6.00%, 03/15/12.................................       999,775
                                                                    ------------
               Business Services -- 0.89%
    900,000    BBN Corp. Sub. Deb. Cv.
                  6.00%, 04/01/12.................................       870,750

    850,000    Builders Transport Inc. Sub. Deb. Cv.
                  6.50%, 05/01/11.................................       170,000
                                                                    ------------
                                                                       1,040,750
                                                                    ------------
               Cable -- 0.66%
               Rogers Communications Inc.
                  Sub. Deb. Cv.
    200,000       2.00%, 11/26/05.................................       128,125
  1,000,000       7.50%, 09/01/99.................................       645,375
                                                                    ------------
                                                                         773,500
                                                                    ------------
               Consumer Products -- 2.89%
  3,500,000    Fieldcrest Cannon Inc. Sub. Deb. Cv.
                  6.00%, 03/15/12.................................     2,834,999

    750,000    Standard Commercial Corp.
                  Sub. Deb. Cv.
                  7.25%, 03/31/07.................................       547,500
                                                                    ------------
                                                                       3,382,499
                                                                    ------------
               Consumer Services -- 0.03%
     40,000    Odgen Corp. Sub. Deb. Cv.
                  6.00%, 06/01/02.................................        39,400
                                                                    ------------
               Electronic Equipment -- 0.31%
     50,000    ASM Lithography Holding Cv.
                  2.50%, 04/09/05.................................        18,965

    390,000    Trans-Lux Corp. Sub. Deb. Cv.
                  7.50%, 12/01/06.................................       339,788
                                                                    ------------
                                                                         358,753
                                                                    ------------
               Energy -- 0.89%
  1,100,000    Moran Energy Inc. Sub. Deb. Cv.
                  8.75%, 01/15/08.................................     1,041,181
                                                                    ------------
               Entertainment -- 0.79%
    200,000    Kushner-Locke Co. Sub. Deb. Cv.
                  8.00%, 12/15/00 (a).............................       120,000
    800,000    Savoy Pictures Entertainment Inc.
                  Sub. Deb. Cv.
                  7.00%, 07/01/03.................................       800,000
                                                                    ------------
                                                                         920,000
                                                                    ------------
               Equipment and Supplies -- 1.84%
  1,285,000    Intermagnetics General Corp.
                  Sub. Deb. Cv.
                  5.75%, 09/15/03 (b).............................       976,600
  1,136,000    Kollmorgen Corp. Sub. Deb. Cv.
                  8.75%, 05/01/09.................................     1,151,620
     30,000    Robbins & Myers Inc.
                  Sub. Deb. Cv.
                  6.50%, 09/01/03.................................        28,800
                                                                    ------------
                                                                       2,157,020
                                                                    ------------
               Food and Beverage -- 1.69%
               Boston Chicken Inc. Sub. Deb. Cv.
    400,000       4.50%, 02/01/04.................................        32,000
    120,000       7.75%, 05/01/04 ................................         9,600
    100,000    Chiquita Brands International Inc. Cv.
                  7.00%,  03/28/01................................        92,000
               Chock Full o' Nuts Corp. Sub. Deb. Cv.
  1,000,000       7.00%, 04/01/12.................................       950,000
    883,000       8.00%, 09/15/06.................................       891,830
                                                                    ------------
                                                                       1,975,430
                                                                    ------------
               Health Care -- 0.59%
    750,000    Ivax Corp. Deb. Cv.
                  6.50%, 11/15/01.................................       689,063
                                                                    ------------
               Hotels and Gaming -- 1.86%
  2,450,000    Hilton Hotels Corp. Sub. Deb. Cv.
                  5.00%, 05/15/06.................................     2,168,250
                                                                    ------------
               Metals and Mining -- 0.28%
    500,000    Coeur d'Alene Mines Corp.
                  Sub. Deb. Cv.
                  6.00%, 06/10/02.................................       325,000
                                                                    ------------
               Paper and Forest Products -- 0.20%
    200,000    Riverwood International Corp.
                  Sub. Deb. Cv.
                  6.75%, 09/15/03.................................       230,800
                                                                    ------------
               Publishing -- 2.71%
    700,000    News America Holdings Inc.
                  Sub. Deb. Cv.
                  Zero Cpn., 03/31/02.............................       777,000
  2,350,000    Thomas Nelson Inc. Sub. Deb. Cv.
                  5.75%, 11/30/99 (b) ............................     2,311,812
     50,000(c) United News & Media plc Sub. Deb. Cv.
                  6.125%, 12/03/03................................        84,280
                                                                    ------------
                                                                       3,173,092
                                                                    ------------
               Real Estate and Development -- 0.08%
    125,000    Rockefeller Center Properties Inc.
                  Sub. Deb. Cv.
                  Zero Cpn., 12/31/00.............................        95,000
                                                                    ------------

The Gabelli Convertible Securities Fund, Inc.
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
================================================================================

  Principal                                                             Market
   Amount                                                                Value
 ---------                                                              -------
               Retail -- 0.18%
$    50,000    Costco Companies Inc. Sub. Deb. Cv.
                  Zero Cpn., 08/19/17.............................  $     30,875

    210,000    JumboSports Inc. Sub. Deb. Cv.
                  4.25%, 11/01/00.................................        53,550
    180,000    Nine West Group Inc.
                  Sub. Deb. Cv.
                  5.50%, 07/15/03.................................       120,825
                                                                    ------------
                                                                         205,250
                                                                    ------------
               Telecommunications -- 0.09%
               Amnex Inc. Sub. Deb. Cv.
     20,000       8.50%, 09/25/02.................................        11,200
     50,000       8.50%, 09/25/02 (b).............................        28,000
     50,000    Telefonica Europe BV Sub. Deb. Cv.
                  2.00%, 07/15/02 (b).............................        64,000
                                                                    ------------
                                                                         103,200
                                                                    ------------
               Transportation -- 0.41%
    450,000    Greyhound Lines Inc. Sub. Deb. Cv.
                  8.50%, 03/31/07.................................       456,750
    160,000    WorldCorp Inc. Sub. Deb. Cv.
                  7.00%, 05/15/04.................................        19,200
                                                                    ------------
                                                                         475,950
                                                                    ------------
               TOTAL CONVERTIBLE
               CORPORATE BONDS ...................................    20,408,913
                                                                    ------------
   Shares
  --------
               CONVERTIBLE PREFERRED STOCKS -- 25.54%
               Aviation: Parts and Services -- 0.65%
               Coltec Capital Trust
      3,000       5.25% Cv. Pfd...................................       108,000
     17,000     5.25% Cv. Pfd. (b)................................       646,000
                                                                    ------------
                                                                         754,000
                                                                    ------------
               Broadcasting -- 0.26%
      9,000    Granite Broadcasting Corp.
                  $1.938 Cv. Pfd..................................       299,250
                                                                    ------------
               Cable -- 1.67%
      4,000    Cablevision Systems Corp.
                  8.50% Cv. Pfd. Ser. 1...........................       264,000
     18,000    MediaOne Group
                  4.50% Cv. Pfd. Ser. D...........................     1,689,750
      4,000    TCI Communications Inc.
                  4.25% Cv. Pfd. Ser. A...........................       337,000
      1,500    TCI Pacific Communications Inc.
                  5.00% Cv. Pfd...................................       322,875
                                                                    ------------
                                                                       2,613,625
                                                                    ------------
               Consumer Services -- 1.94%
               Cendant Corp.
     92,000       1.30% Cv. Pfd...................................     2,001,000
      3,000       7.50% Cv. Pfd...................................        75,000
     13,000    Loewen Group Inc.
                  6.00% Cv. Pfd. Ser C............................       195,906
                                                                    ------------
                                                                       2,271,906
                                                                    ------------
               Diversified Industrial -- 0.19%
      1,300    GATX Corp.
                  $2.50 Cv. Pfd...................................       227,500
                                                                    ------------
               Energy -- 1.75%
      6,000    Atlantic Richfield Co.
                  $2.80 Cv. Pfd...................................     2,044,500
                                                                    ------------
               Entertainment -- 0.05%
      2,500    Metromedia International Group Inc.
                  7.25% Cv. Pfd...................................        56,875
                                                                    ------------
               Equipment and Supplies -- 1.83%
     24,200    Sequa Corp.
                  $5.00 Cv. Pfd...................................     2,141,700
                                                                    ------------
               Financial Services -- 0.87%
     11,500    American Bankers Insurance
                  $3.125 Cv. Pfd. Ser. B..........................     1,020,625
                                                                    ------------
               Hotels and Gaming -- 0.06%
      2,000    Station Casinos Inc.
                  $3.50 Cv. Pfd...................................        66,125
                                                                    ------------
               Iron/Steel -- 3.00%
               WHX Corp.
     41,000       6.50% Cv. Pfd. Ser. A...........................     1,865,500
     40,500       $3.75 Cv. Pfd. Ser. B...........................     1,640,250
                                                                    ------------
                                                                       3,505,750
                                                                    ------------
               Paper and Forest Products -- 1.86%
     60,000    Sealed Air Corp.
                  $2.00 Cv. Pfd. Ser. A...........................     2,167,500
                                                                    ------------
               Publishing -- 0.25%
     17,000    Golden Books Family Entertainment Inc.
                  8.75% Cv. Pfd...................................        59,500
     11,300    Reader's Digest
                  $1.034 Cv. Pfd..................................       235,181
                                                                    ------------
                                                                         294,681
                                                                    ------------
               Telecommunications -- 8.63%
     64,000    Citizens Utilities Co.
                  5.00% Cv. Pfd...................................     2,752,000
      1,800    Philippine Long Distance
                  $3.50 Cv. Pfd. Ser. III.........................        70,200
               Sprint Corp.
      3,000       $1.50 Cv. Pfd. Ser. 1...........................       697,500
      2,200       $1.50 Cv. Pfd. Ser. 2...........................       511,500
     80,000       8.25% Cv. Pfd...................................     5,400,000
                                                                    ------------
                                                                       9,431,200
                                                                    ------------

The Gabelli Convertible Securities Fund, Inc.
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
================================================================================

                                                                       Market
   Shares                                                               Value
 ---------                                                             -------
               Wireless Communications -- 2.53%
               AirTouch Communications Inc.
     12,000       4.25% Cv. Pfd. Cl. C............................ $    978,000
     42,000       6.00% Cv. Pfd. Cl. B............................    1,974,000
                                                                   ------------
                                                                      2,952,000
                                                                   ------------
               TOTAL CONVERTIBLE
               PREFERRED STOCKS ..................................   29,847,237
                                                                   ------------
               COMMON STOCKS -- 28.18%
               Agriculture -- 3.46%
     44,000    DeKalb Genetics Corp...............................    4,048,000
                                                                   ------------
               Aviation: Parts and Services -- 0.26%
     18,000    Kaman Corp.........................................      308,250
                                                                   ------------
               Building and Construction -- 0.01%
         17    Holderbank Financiere Glarus AG....................       17,438
                                                                   ------------
               Business Services -- 2.70%
    100,000    SPS Transaction Services Inc.+.....................    3,150,000
                                                                   ------------
               Computer Software and Services -- 0.00%
         76    Wang Laboratories Inc.+............................        1,473
                                                                   ------------
               Diversified Industrial -- 0.85%
     30,000    GATX Corp..........................................      991,875
                                                                   ------------
               Energy -- 2.57%
     10,000    AGL Resources Inc. ................................      193,750
      7,000    Central Hudson Gas and Electric Corp. .............      293,125
     10,000    Chevron Corp. .....................................      840,625
     30,000    Orange & Rockland Utilities........................    1,646,250
      2,000    Santa Fe Energy Resources Inc.+ ...................       18,875
                                                                    -----------
                                                                      2,992,625
                                                                    -----------
               Equipment and Supplies -- 0.20%
     50,000    Fedders Corp. Cl. A................................      231,250
                                                                    -----------
               Financial Services -- 4.02%
     60,000    Allied Group Inc. .................................    2,883,750
     33,000    American Bankers Insurance Group...................    1,402,500
     16,000    Argonaut Group Inc. ...............................      408,000
                                                                    -----------
                                                                      4,694,250
                                                                    -----------
               Health Care -- 2.72%
     60,000    DePuy Inc. ........................................    2,100,000
     15,000    Genentech Inc.+ ...................................    1,078,125
                                                                    -----------
                                                                      3,178,125
                                                                    -----------
               Retail -- 6.53%
     40,000    Food Lion Inc. Cl. A...............................      425,000
    167,000    Giant Food Inc. Cl. A..............................    7,212,312
                                                                    -----------
                                                                      7,637,312
                                                                    -----------
               Specialty Chemicals -- 4.86%
     82,100    BetzDearborn Inc...................................    5,675,162
                                                                   ------------
               TOTAL COMMON STOCKS ...............................   32,925,760
                                                                   ------------
               PREFERRED STOCKS -- 0.01%
               Cable -- 0.01%
        500    MediaOne Financing Trust II Pfd. ..................       13,188
                                                                   ------------
 Principal
  Amount
-----------
               CORPORATE BONDS -- 0.09%
               Entertainment -- 0.09%
 $  100,000    Viacom Inc.
                  8.00%, 07/07/06.................................      102,125
                                                                   ------------
               U.S. GOVERNMENT OBLIGATIONS -- 30.75%
 36,135,000    U.S. Treasury Bills
                  4.80% to 5.13%,
                  due 10/22/98 to 11/27/98++ .....................   35,929,205
                                                                   ------------
               TOTAL INVESTMENTS -- 102.04%
                  (Cost $115,484,413)............................. $119,226,428

               OTHER ASSETS, LIABILITIES AND
                  LIQUIDATION VALUE OF CUMULATIVE
                  PREFERRED STOCK -- (27.71)%  ...................  (32,383,515)
                                                                   ------------
               NET ASSETS  --  COMMON STOCK -- 74.33%
                  (7,921,545 common shares outstanding)...........   86,842,913
                                                                   ------------
               NET ASSETS -- CUMULATIVE
                  PREFERRED STOCK -- 25.67%
                  (1,200,000 preferred
                  shares outstanding).............................   30,000,000
                                                                   ------------
               TOTAL NET ASSETS -- 100% .......................... $116,842,913
                                                                   ============
               NET ASSET VALUE PER COMMON SHARE
                  (86,842,913 / 7,921,545
                  shares outstanding).............................       $10.96
                                                                         ======
---------------
(a) - Security fair valued as determined by the Board of Directors.
(b) - Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt
      from registration,  normally   to   qualified   institutional  buyers.  At
      September 30, 1998, the market value of rule 144A securities amounted to $4,026,412 or 3.45 % of net assets.
(c) - Principal amount denoted in British Pounds.
+     Non-income producing security.
++    Yields represent the effective yield to maturity on the date of purchase.

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is  the  policy  of  The  Gabelli  Convertible  Securities  Fund,  Inc.
("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                 The Gabelli Convertible Securities Fund, Inc.
                    c/o State Street Bank and Trust Company
                                 P.O. Box 8200
                             Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. However, the Fund's Adviser, Gabelli Funds, Inc., has arranged that these purchases will be executed at no commission through December 31, 1998. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200,
Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five business days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

                             DIRECTORS AND OFFICERS
                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
   Chairman & Chief Investment Officer
   Gabelli Funds, Inc.

E. Val Cerutti
   Chief Executive Officer
   Cerutti Consultants, Inc.

Felix J. Christiana
   Former Senior Vice President
   Dollar Dry Dock Savings Bank

Anthony J. Colavita, P.C.
   Attorney-at-Law
   Anthony J. Colavita, P.C.

Dugald A. Fletcher
   President, Fletcher & Company, Inc.

Karl Otto Pohl
   Former President, Deutsche Bundesbank

Anthony R. Pustorino
   Certified Public Accountant
   Professor, Pace University

Anthonie C. van Ekris
   Managing Director
   BALMAC International, Inc.

Salvatore J. Zizza
   Chairman, The Bethlehem Corp.

Officers and Portfolio Managers

Mario J. Gabelli, CFA
   President & Chief Investment Officer

Bruce N. Alpert
   Vice President & Treasurer

Peter W. Latartara
   Vice President

A. Hartswell Woodson, III
   Associate Portfolio Manager

James E. McKee
   Secretary

Investment Adviser

Gabelli Funds, Inc.
One Corporate Center
Rye, New York 10580-1434

Custodian, Transfer Agent and Registrar

State Street Bank and Trust Company

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Stock Exchange Listing

                           Common        8.00% Preferred
                          --------       --------------
NYSE-Symbol:                 GCV             GCV Pr
Shares Outstanding:       7,921,545         1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Saturday's The New York Times and in Monday's The Wall Street Journal.

It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
         For general information about the Gabelli Funds,
         call 1-800-GABELLI (1-800-422-3554), fax us
         at  914-921-5118, visit our Internet homepage at:
         http://www.gabelli.com, or e-mail us at:
         closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
One Corporate Center
Rye, NY 10580-1434
914-921-5070
http://www.gabelli.com


                               Third Quarter Report
                                 September 30, 1998


                                                                       GVC 09/98